SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 21, 1999

                           DELTA AND PINE LAND COMPANY
             (Exact name of registrant as specified in its charter)

                                 000-21788
                            (Commission File Number)


Delaware                                                      62-1040440
(State or other jurisdiction                                  (IRS Employer
of incorporation)                                            Identification No.)

One Cotton Row, Scott, Mississippi                            38772
(Address of principal executive offices)                     Zip Code

Registrant's telephone number, including area code              (601) 742-4500

                                       NA
          (Former name or former address, if changed since last report)

Item 5 - Other Events

Delta and Pine Land Company ("DLP") and Monsanto Company ("Monsanto") made an announcement on May 21, 1999 with respect to an amendment to the May 8, 1998 merger agreement between Monsanto and DLP. A copy of the press release and the amendment is filed herewith as exhibits.

Item 7 - Financial Statements and Exhibits

( c ) Exhibits

EXHIBIT NUMBER             DESCRIPTION

2                          Amendment No. 1 to Agreement and Plan of Merger

99                         Press Release, dated May 21, 1999







                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           DELTA AND PINE LAND COMPANY

                                          /s/  W.T. Jagodinski
                                          Vice President - Finance and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION

2                         Amendment No. 1 to Agreement and Plan of Merger

99                        Press Release, dated May 21, 1999